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                                                                    EXHIBIT 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John Chapple, President, Chief Executive Officer and Chairman of the Board, certify that:

1. I have read this quarterly report on Form 10-Q of Nextel Partners, Inc.;

2. To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of September 30, 2002.


Date:  November 13, 2002

                                            /s/ John Chapple
                                            ------------------------------------
                                                                    John Chapple
                                              President, Chief Executive Officer
                                                       and Chairman of the Board